Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 19, 2015 relating to the financial statements which appear in the March 31, 2015 Annual Report to Shareholders of TIAA-CREF Bond Index Fund, TIAA-CREF Social Choice Bond Fund, TIAA-CREF Bond Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, TIAA-CREF Short-Term Bond Fund, and TIAA-CREF Tax-Exempt Bond Fund (constituting the TIAA-CREF Fixed-Income Funds) and the TIAA-CREF Real Estate Securities Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Experts”, and “Independent Registered Public Accounting Firm” in such Registration Statement.

PricewaterhouseCoopers/s/

Baltimore, Maryland

December 3, 2015

Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 17, 2015 relating to the financial statements which appear in the May 31, 2015 Annual Report to Shareholders of TIAA-CREF Lifecycle Retirement Income Fund, TIAA-CREF Lifecycle 2010 Fund, TIAA-CREF Lifecycle 2015 Fund, TIAA-CREF Lifecycle 2020 Fund, TIAA-CREF Lifecycle 2025 Fund, TIAA-CREF Lifecycle 2030 Fund, TIAA-CREF Lifecycle 2035 Fund, TIAA-CREF Lifecycle 2040 Fund, TIAA-CREF Lifecycle 2045 Fund, TIAA-CREF Lifecycle 2050 Fund, TIAA-CREF Lifecycle 2055 Fund, and TIAA-CREF Lifecycle 2060 Fund, (constituting the TIAA-CREF Lifecycle Funds), TIAA-CREF Lifecycle Index 2010 Fund, TIAA-CREF Lifecycle Index 2015 Fund, TIAA-CREF Lifecycle Index 2020 Fund, TIAA-CREF Lifecycle Index 2025 Fund, TIAA-CREF Lifecycle Index 2030 Fund, TIAA-CREF Lifecycle Index 2035 Fund, TIAA-CREF Lifecycle Index 2040 Fund, TIAA-CREF Lifecycle Index 2045 Fund, TIAA-CREF Lifecycle Index 2050 Fund, TIAA-CREF Lifecycle Index 2055 Fund, TIAA-CREF Lifecycle Index 2060 Fund, and TIAA-CREF Lifecycle Index Retirement Income Fund, (constituting the TIAA-CREF Lifecycle Index Funds), TIAA-CREF Lifestyle Income Fund, TIAA-CREF Lifestyle Conservative Fund, TIAA-CREF Lifestyle Moderate Fund, TIAA-CREF Lifestyle Growth Fund, and TIAA-CREF Lifestyle Aggressive Growth Fund (constituting the TIAA-CREF Lifestyle Funds), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Experts”, and “Independent Registered Public Accounting Firm” in such Registration Statement.

PricewaterhouseCoopers/s/

Baltimore, Maryland

December 3, 2015

Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 17, 2014 relating to the financial statements which appear in the October 31, 2014 Annual Report to Shareholders of TIAA-CREF Enhanced International Equity Index Fund, TIAA-CREF Enhanced Large-Cap Value Index Fund, TIAA-CREF Enhanced Large-Cap Growth Index Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Global Natural Resources Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Small-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, and TIAA-CREF International Equity Fund, (constituting the TIAA-CREF Equity Funds), TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, and TIAA-CREF International Equity Index Fund (constituting the TIAA-CREF Equity Index Funds) and the TIAA-CREF Emerging Markets Debt Fund which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Experts”, and “Independent Registered Public Accounting Firm” in such Registration Statement.

PricewaterhouseCoopers/s/

Baltimore, Maryland

December 3, 2015